Inventories	12 Months Ended
Jun. 30, 2022
Inventories
Inventories
24	Inventories

	2022	2021
for the year ended 30 June	Rm	Rm
Carrying value
Crude oil and other raw materials	6 515	4 269
Process material	2 079	1 834
Maintenance materials	5 636	5 585
Work in progress	2 661	2 560
Manufactured products	23 988	15 315
Consignment inventory	231	179
	41 110	29 742

A net realisable value write-down of R451 million was recognised in 2022 (2021 - R83 million).

Inventory of R1 803 million (2021 – R1 118 million) is held at net realisable value.

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)
Process, maintenance and other materials	Weighted average purchase price
Work-in-progress	Manufacturing costs incurred
Manufactured products including consignment inventory	Manufacturing costs according to FIFO